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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 Current report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2006


                     PERFORMANCE TECHNOLOGIES, INCORPORATED

                         Commission file number 0-27460


           Incorporated pursuant to the Laws of the State of Delaware


        Internal Revenue Service - Employer Identification No. 16-1158413


                205 Indigo Creek Drive, Rochester, New York 14626


                                  (585)256-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

On July 17, 2006, Performance Technologies, Incorporated announced the extension of a previously announced stock repurchase program. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by Performance Technologies, Incorporated on July 17, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERFORMANCE TECHNOLOGIES, INCORPORATED

 July 17, 2006                         By /s/ Michael P. Skarzynski
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                                              Michael P. Skarzynski
                                              President and
                                              Chief Executive Officer

 July 17, 2006                         By /s/ Dorrance W. Lamb
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                                              Dorrance W. Lamb
                                              Chief Financial Officer and
                                              Senior Vice President of Finance


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                                                                    Exhibit 99.1


For more information contact:
Dorrance W. Lamb
SVP and Chief Financial Officer
Performance Technologies
585-256-0200 ext. 7276
finance@pt.com
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       Performance Technologies Schedules Second Quarter 2006 Earnings
                       Release and Conference Call

    "Company also announces an extension of its share repurchase program"

ROCHESTER, N.Y - July 14, 2006 - Performance Technologies (NASDAQ NM: PTIX), a leading developer of platforms and systems for the world's evolving communications infrastructure, will announce its financial results for the second quarter 2006 after the market closes on Thursday, July 27, 2006. A conference call will be held on Friday, July 28, 2006 at 10:00 a.m. Eastern Time to discuss results. All institutional investors can participate in the conference by dialing (866) 250-5144 or (416) 849-6163. The call will be available simultaneously for all other investors at (866) 500-7713 or (416) 849-2692. A digital recording of this conference call may be accessed immediately after its completion from July 28 through August 2, 2006. To access the recording, participants should dial (800) 695-9442 or (402) 220-0607 using passcode 3180143. A live Webcast of the conference call will be available on the Performance Technologies Web site at www.pt.com and will be archived to the site within two hours after the completion of the call.

The Company is also announcing that its Board of Directors extended the previously announced stock repurchase program for an additional 12 months through July 13, 2007. Under the share repurchase program, the Company is authorized to repurchase shares of its common stock for an aggregate purchase price not to exceed $10 million. Shares may be repurchased through open market or private transactions, including block purchases, and will be used for the Company's stock option plan, potential acquisition initiatives and general corporate purposes. Performance Technologies has approximately 13,192,000 common shares outstanding.

About Performance Technologies
Performance Technologies (NASDAQ NM: PTIX) develops platforms and systems for the world's evolving communications infrastructure. Our broad customer base includes global technology companies in the telecommunications, defense and homeland security, and commercial markets. Serving the industry for 25 years, our complete line of embedded and system-level products enables equipment manufacturers and service providers to offer highly available and fully-managed systems with time-to-market, performance and cost advantages.

Performance Technologies is headquartered in Rochester, New York. Additional engineering facilities are located in San Diego and San Luis Obispo, California; and Ottawa, Ontario (Canada). For more information, visit www.pt.com.

Forward Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.

These forward-looking statements are subject to certain risks and uncertainties, and the Company's actual results can differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, the attainment of design wins and obtaining orders as a result, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of the Company's manufacturing capacity and arrangements, the protection of the Company's proprietary technology, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments and foreign regulations. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2005, as reported in its Annual Report on Form 10-K, and other documents as filed with the Securities and Exchange Commission.

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